Exhibit 10.59

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Fifth Amendment

To

Wholesale Product Purchase Agreement

This Fifth Amendment to Wholesale Product Purchase Agreement (this “Fifth Amendment” is made as of November 13, 2019, (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland.  Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement dated as of January 1, 2018, as amended, (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as provided herein, with effect from the Amendment Effective Date.

NOW THEREFORE, In consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.    Exhibit B, Section II shall be deleted in its entirety and replaced with the following:

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Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.    The following row is deleted from the table in Exhibit B, Section III (Service Fees):

[***]	[***]	[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.    The following row is added to the table in Exhibit B, Section III (Service Fees) and is intended to cover all services related to the [***]:

[***]	[***]	[***]

4.    Exhibit F shall be deleted in its entirety and replaced with the Exhibit F attached hereto.

5.    Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

[signature page follows]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

In witness whereof, each of the undersigned, duly authorized, has executed this Fifth Amendment, effective as of the Amendment Effective Date.

Priority Healthcare Distribution, Inc.		United Therapeutics Corporation

By:	/s/ Earl English	By:	/s/ Kevin T. Gray

Print Name:	Earl English	Print Name:	Kevin T. Gray

Title:	President, Curascript SD	Title:	SVP, Strategic Operations

Date:	11/15/2019 – 1:41 PM CST	Date:	Nov 18, 2019

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit F

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